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Exhibit 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in Registration Statement No. 333-192912 on Form S-8 of AMC Entertainment Holdings, Inc. of our report dated March 9, 2015, relating to the financial statements of National CineMedia, LLC, appearing in the Annual Report on Form 10-K of AMC Entertainment Holdings, Inc. for the year ended December 31, 2014.

/s/ Deloitte & Touche LLP
Denver, Colorado March 9, 2015

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  Exhibit 23.2
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM